UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 31, 2009

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On July 31, 2009, International Rectifier Corporation (the “Company”) issued a press release announcing that it has reached an agreement in principle to settle a securities class action lawsuit pending against the Company and certain of its former officers or directors who are named individually as defendants, entitled, Edward R. Koller v. International Rectifier Corporation, et. al., Civil Action No. 07-02544-JFW (VBKx), in the United States District Court for the Central District of California.  The settlement requires the filing of formal documents with the court and court approval. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 8.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Current Report.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 contain some statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate.  These forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate”, “believe”, “estimate”, “expects” and similar expressions.  Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the Company’s control.  Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the material weaknesses in the Company’s internal control over financial reporting that the Company has identified that could impact its ability to report its results of operations and financial condition accurately and in a timely manner and the extensive work remaining to remedy these material weaknesses in the Company’s internal control over financial reporting; and other uncertainties disclosed in the Company’s reports filed with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q.  Additionally, to the foregoing factors should be added the financial, market, supply disruption and other ramifications of terrorist actions and natural disasters.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated July 31, 2009 entitled: “International Rectifier Reaches Agreement In Principle to Settle Securities Class Action Lawsuit”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2009	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
Timothy E. Bixler
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 31, 2009 entitled: “International Rectifier Reaches Agreement In Principle to Settle Securities Class Action Lawsuit”